Exhibit 24

                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the America Online, Inc. Employee Stock Purchase Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.



                           .........                 /S/STEPHEN M. CASE
                           .........                 Signature


                           .........                 STEPHEN M. CASE
                           .........                 Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the America Online, Inc. Employee Stock Purchase Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.



                           .........                 /S/ROBERT W. PITTMAN
                           .........                 Signature


                           .........                 ROBERT W. PITTMAN
                           .........                 Print Name



                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the America Online, Inc. Employee Stock Purchase Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.



                           .........                 /S/DANIEL F. AKERSON
                           .........                 Signature


                           .........                 DANIEL F. AKERSON
                           .........                 Print Name



                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the America Online, Inc. Employee Stock Purchase Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.



                           .........                 /S/ALEXANDER M. HAIG, JR.
                           .........                 Signature


                           .........                 ALEXANDER M. HAIG, JR.
                           .........                 Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the America Online, Inc. Employee Stock Purchase Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.



                           .........                 /S/WILLIAM N. MELTON
                           .........                 Signature


                           .........                 WILLIAM N. MELTON
                           .........                 Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the America Online, Inc. Employee Stock Purchase Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.



                           .........                 /S/FRANK J. CAUFIELD
                           .........                 Signature


                           .........                 FRANK J. CAUFIELD
                           .........                 Print Name


                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         I, James F. MacGuidwin, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the America Online, Inc. Employee Stock Purchase Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.



                           .........                 /S/JAMES F. MACGUIDWIN
                           .........                 Signature


                           .........                 JAMES F. MACGUIDWIN
                           .........                 Print Name